UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2005

ADVANCED MEDICAL OPTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	01-31257	33-0986820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 E. St. Andrew Place Santa Ana, CA	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 247-8200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Advanced Medical Optics, Inc. (“AMO,” “we,” “us” or “our”) is providing certain supplemental information concerning AMO and its business following its acquisition by merger of VISX, Incorporated. This supplemental information is set forth in Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Exhibit 99.1 includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, as more fully set forth therein. We caution you that any forward-looking statement reflects only our belief at the time the statement is made. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee our future results, levels of activity, performance or achievements. Except as required by law, we undertake no obligation to update Exhibit 99.1 to reflect events or developments after the date of this Current Report on Form 8-K.

On July 13, 2005, AMO issued a press release, attached hereto as Exhibit 99.2 and by this reference incorporated herein.

Item 9.01. Financial Statements and Exhibits.

Exhibits

99.1	Supplemental information concerning AMO and its business following its acquisition by merger of VISX, Incorporated.

99.2	Press release, dated July 13, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MEDICAL OPTICS, INC.
(Registrant)

	By:	/s/ Aimee S. Weisner
Date: July 13, 2005		Aimee S. Weisner
Corporate Vice President,
General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.
99.1	Supplemental information concerning AMO and its business following its acquisition by merger of VISX, Incorporated.
99.2	Press release, dated July 13, 2005.